
8 SUPERFRUITS
THE MOST POWERFUL BLEND OF 8 SUPERFRUITS
BAZI
NATURAL ENERGY SHOT
Jujube • Açaí • Goji • Pomegranate • Blueberry
Mangosteen • Raspberry • Seabuckthorn
2 FL OZ (59 ML) DIETARY SUPPLEMENT

BAZI International, Inc.

Shareholder Update Presentation

August 2011

BAZI ALL NATURAL ENERGY SHOT

Safe Harbor

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including prospects for BAZI's distribution. Actual results may differ from those discussed in such forward-looking statements. These forward looking statements include risks and uncertainties that include the Company's ability to attract and retain wholesale distributors and retail customers; changes in demand for the Company's products; changes in the level of operating expenses; changes in general economic conditions that impact consumer behavior and spending; product supply; the availability, amount, and cost of capital for the Company; and the Company's use of such capital. More information about factors that potentially could affect the Company's financial results is included in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2009 and all subsequent filings.

Certain statements in this presentation regarding the Company's agreements are in accordance with the guidelines established by the Federal Trade Commission for endorsements in advertising.



Agenda

- Industry Expert
- Market Opportunity
- Consumer Opportunity
- Marketing
  - Strategy
  - Recrue / OpenX
  - E-Commerce
  - Ambassador
- Product Enhancements / Exploration
- Distribution
- Sales
- Projections













BAZI ALL NATURAL ENERGY SHOT

Industry Expert = Results

Debbie Wildrick– *Chief Executive Officer*

- ✓ 30 years of beverage experience
- ✓ Former leadership roles at Fortune 500 companies including 7-Eleven, Inc. and Tropicana North America (Pepsico)
- ✓ Start-up brands including FRS Healthy Energy and Sundance Juice Sparklers, a brand that she helped grow to 100 million dollars
- ✓ Worked with leading companies in the industry that include: The McLane Company, Exxon/Mobil, Target, GNC, Rite Aid, Safeway, Wyndham Hotels
- ✓ Panelist, speaker and columnist for BevNet, the leading beverage-oriented media company



Market Opportunity

BAZI® is characterized as a functional beverage, competing in the energy drink segment.

- Functional beverages are growing at an aggressive rate largely due to consumer demand for healthier alternatives to typical carbonated soft drinks.
- As a percentage of the functional beverage market, the energy drink segment has grown from approximately 47% to over 60% of the market in 2009.
- The energy segment is anticipated to grow to almost $19.7 billion y 2013*

Energy Shots $ Millions 2010 - 2015


$.845
$1.086
$1.332
$1.577
$1.828
2010
2012(f)
2013(f)
2014(f)
2015(f)

*** Source: FDMx and Convenience Store, Mintel/Symphony IRI based on current projections**

Desire for energy is universal

- 90% of Americans feel it is important to have enough energy to last through the entire day
- 43% commonly feel tired or lack energy

*Comprehensive Reviews in Food Science and Food Safety, Vol 9, 2010



BAZI ALL NATURAL ENERGY SHOT

Consumer Research

- Only 3 of every 10 consumers are active in energy drinks and energy shots – a huge opportunity for capturing new consumers
- Difference between drinks and shots is focus on convenience – consumed quickly with minimal calories
- Barriers for non-users include
  - Health and safety concerns
  - They believe that energy drinks/shots are not good for you
  - Simply because they do not know enough about them

> **"Energy drink makers should try to grow their consumer base through making the beverage and its image as safe as possible."**
> Source: Mintel Energy Shot and Drink Report July 2010

Source: Toluna USA, 2000 adults 18+; Mintel Report



Integrated Marketing Plan

Our goals and objectives are to develop a comprehensive and integrated plan which will drive consumer awareness, trial, and retailer traffic.



Trade Support
Media
Affinity / Cause
BAZI
Public Relations
Events
Digital

- ***Online Display:*** large scale reach, with brand building impact using non-reserved ad inventory.
- ***Radio:*** combination of spot, network and internet radio.
- ***Event Sampling:*** aggressive use of events supporting retail and aligned with media
- ***Hulu:*** media plan directed at their on-line viewing consumer.
- ***Opt-in databases, Mobile Coupons and Loyalty Programs:*** mobile marketing tactics driving retail traffic.
- ***Facebook Retargeting:*** social media to implement &manage campaigns that integrate retargeting.
- ***Athletic Endorsements*** select list of key athletes.
- ***Affinity/Cause:*** AAOPD and Heart for Africa

Driving Traffic to 'Retailer'



Marketing

- The Results
  - 450 % Revenue increase on DrinkBazi.com
  - Site traffic grew 330%
  - Trademark search grew by 500+%
  - 31.2% increase Ambassador re-engagement
  - Cross platform lift
  - Large growth in retargeting cookies



BAZI Energy Weekly Website Traffic
Oct 2011 - July 31, 2011
4-Oct
18-Oct
1-Nov
15-Nov
29-Nov
13-Dec
27-Dec
10-Jan
24-Jan
7-Feb
21-Feb
6-Mar
20-Mar
3-Apr
17-Apr
1-May
15-May
29-May
12-Jun
26-Jun
10-Jul
24-Jul



BAZI ALL NATURAL ENERGY SHOT

Marketing

- Added Benefits
  - Bazi presented in OpenX case study
  - Bazi success presented at conferences and on OpenX site
  - Crosslink effect
  - Bazi featured in MediaPost.com article
  - Bazi success being pitched to be on a panel at Mixx Conference and Expo, positioning us with top advertising brands
  - Buzzzzzzz – Increases trademark search and relevancy resulting in an increase in search position

recrüe media

OpenX

MediaPost



BAZI ALL NATURAL ENERGY SHOT

Marketing

- New Product Launch Plan
  - E-Commerce
    - Site updates
    - Email campaign
    - Banner campaign
    - Retargeting campaign
    - Keyword search
    - SEO and SEM



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Marketing

- New Product Launch Plan
  - Social Media



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MORE THAN JUST AN
ENERGY SHOT
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BAZI
NATURAL ENERGY SHOT
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THE MOST POWERFUL BLEND OF 8 SUPERFRUIT EXTRACTS
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BAZI ALL NATURAL ENERGY SHOT

Enhanced Formulation

Product Improvements

- Better Taste
- New Color
- Preservative Free
- Organic Cane vs HFCS
- Lower Calories / Sugar

Coming Soon!

Ingredient Improvements

- BioEnergy D-Ribose
- Clinical Studies Supporting
  - Ribose increases vitality
  - Ribose fights fatigue
  - Improves physical performance
  - Decreases free radical formation during exercise
  - Improves endurance

BIOENERGY RIBOSE®

Enhancing the already significant benefits of antioxidants!



BAZI ALL NATURAL ENERGY SHOT

Enhanced Formulation

- Enhanced Product
  - New bottle
    - No seal!!
    - No preservatives
  - New label



ANTIOXIDANT
POWERED
BAZI
ALL NATURAL
ENERGY SHOT

BAZI ALL NATURAL ENERGY SHOT

New Product Development Exploration

Lines Extensions

- BAZI Caffeine Free
- BAZI targeting specific product benefits/need states
  - BAZI – "Plus"
    - BAZI+Immunity
    - BAZI+Heart

Products Forms

- BAZI exploration with multiple product delivery systems
  - BAZI Chews
  - BAZI Powders
  - BAZI Ready to Drink
- *And, continued development and marketing of – Brand*

BRAND BAZI – 8 Characters… 8 Superfruits!!!



BAZI ALL NATURAL ENERGY SHOT

Sales & Distribution – Potentials/Projections

Go to Market Strategy:

Penetrate national retailers to leverage existing distribution relationships securing additional distribution through retail and wholesale accounts. Execution of this strategy will result in BAZI® successfully penetrating the top ten energy markets in the US

McLANE


McLANE GROCERY OFFICES AND DISTRIBUTION CENTERS
(From company website)

7 ELEVEN · JENNY'S MARKET · Circle K · HESS · Loaf'N Jug · RaceTrac

unfi
DRIVEN BY NATURE


UNFI DISTRIBUTION CENTERS
(From Google)

WHOLE FOODS MARKET · BALDUCCI'S · TONY'S MARKET · VITAMIN COTTAGE · KING Soopers · Publix

EUROPA SPORTS PRODUCTS


Europa Sports DISTRIBUTION CENTERS
(From Google)

SPORTS AUTHORITY · hi-health · 24 HOUR FITNESS · LIFETIME FITNESS



BAZI ALL NATURAL ENERGY SHOT

Target Retailers by Channel

Convenience

- WAWA
- Alimentation Couche-Tard (Circle K)
- The Pantry
- Speedway Super America
- Casey's General
- Valero Energy
- BP
- RaceTrac Petroleum
- Cumberland Farms
- Kum & Go
- Chevron
- Quik Trip
- Kwik Trip
- Sheetz
- Pilot / Flying J
- Holiday Stations Stores
- Stewart's Shops
- E-Z Mart Stores
- Love's Travel Stops & Country

Drug/Mass/Club

- Costco
- Super Target / Target
- Rite Aid
- Walgreens
- CVS

Grocery / Natural Specialty

- Supervalu
- Safeway
- Delhaize America
- Publix
- HE Butt
- Meijer
- Whole Foods
- Winn-Dixie
- Wegmans
- Albertsons
- Harris Teeter
- Ingles
- Raley's
- Bashas
- Sprout
- Hi Health
- Earth Fare

Health & Fitness / Alternative

- 24 Hour Fitness
- Regional Health & Fitness
- Sports Authority
- Vitamin Shops
- AAFES
- School Systems
- Airports

International Expansion – Aggressively pursuing opportunities in Canada, South America, UK, and more!



BAZI ALL NATURAL ENERGY SHOT

Quarterly Number of Outlets Selling BAZI


Projected
1,840
2,037
5,899
7,521
1Q
2Q
3Q
4Q
ELEVEn
LIFETIME
JENNY'S MARKET
RITE AID
WHOLE FOODS
Loaf'N Jug
SPORTS AUTHORITY
KING Soopers
Publix.
HESS

Sales

- E-Commerce consistently up month over month.
- Wholesale/retail steady with 'spikes' from pipeline fill.
- Traditional ambassador sales decline slightly.
- Overall, consistent even revenues, 1st quarter versus 2nd quarter.


200.00
180.00
160.00
140.00
120.00
100.00
80.00
60.00
40.00
20.00
0.00
JANUARY 11
FEBRUARY 11
MARCH 11
APRIL 11
MAY 11
JUNE 11
Ambassadors/Customers
E-Commerce
Wholesale
Other

Source: BAZI Daily Sales Reporting

Projections - Sales



Innovation Brand Volumes Since Launch
Vol (288 oz EQ)
120.0
100.0
80.0
60.0
40.0
20.0
-
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7
Year 8
Year 9
Year 10
Year 11
Year 12
Year 13
Year 14
Year 15
Year 16
Year 17
Year 18
Year 19
Year 20
Bazi
Frappucino
SoBe
AriZona
Snapple
Glaceau
Fuze
Nantucket Nectars
Propel
Red Bull
Hansens
Rockstar

- BAZI's Brand Growth Projected to be Greater Than Average
  - Go to Market Strategy – Business Fundamentals



BAZI ALL NATURAL ENERGY SHOT

Summary

BAZI Since January 1 – Raised $1.1 Million

- Hired new senior management.
- Introduced the product as a 2 oz retail shot.
- Launched new packaging and consumer messaging
- Launched new website, facebook, and social media plan.
- Launched innovative media plan.
- Purchased new proprietary bottle mold.
- Created and launched game changer product enhancements.
- We have closed key retailers / distributors
  - 7-Eleven
  - Lifetime Fitness
  - Circle K
  - Jenny's Markets
  - 1st Stop
  - Southwest Convenience
  - Handee Marts
  - Plum Markets
  - G&M Oil
  - McLane
  - UNFI
  - Europa
  - Sporttech
  - Core-mark



BAZI
ALL NATURAL
ENERGY SHOT


ANTIOXIDANT
POWERED
BAZI
ALL NATURAL
ENERGY SHOT

BAZI, International Inc.

Thank You